COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of March 31, 2006
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Atlanta	2,693	$169,600	8.2%	94.2%	$730.73
Dallas	3,794	$216,199	10.4%	93.9%	$738.86
Houston	1,584	$82,232	4.0%	95.8%	$766.18
Tampa	1,120	$65,894	3.2%	97.1%	$822.54
South Florida	480	$51,715	2.5%	99.4%	$1,096.56
Large Tier Markets	9,671	$585,640	28.3%	95.0%	$768.51

Austin	1,776	$100,534	4.8%	95.4%	$714.16
Greenville	1,492	$61,932	3.0%	97.5%	$557.53
Jacksonville	3,347	$174,615	8.4%	96.6%	$780.08
Memphis	4,405	$211,486	10.2%	93.3%	$657.51
Nashville	1,855	$119,283	5.8%	95.6%	$725.88
Raleigh/Durham	828	$64,489	3.1%	97.2%	$692.53
All other middle	2,126	$93,996	4.5%	95.2%	$660.73
Middle Tier Markets	15,829	$826,335	39.8%	95.4%	$690.63

Augusta/Aiken	912	$38,370	1.8%	95.0%	$636.30
Chattanooga	943	$36,710	1.8%	96.3%	$582.49
Columbia	576	$30,033	1.4%	94.1%	$680.77
Columbus	1,293	$62,407	3.0%	96.3%	$700.65
Huntsville	544	$27,406	1.3%	93.2%	$629.38
Jackson, MS	1,577	$68,614	3.3%	96.4%	$640.75
Jackson, TN	664	$32,549	1.6%	98.5%	$612.85
Lexington	924	$58,479	2.8%	90.3%	$700.39
Little Rock	808	$38,599	1.9%	95.3%	$644.20
Macon/Warner Robins	904	$50,010	2.4%	94.6%	$682.90
Southeast Georgia	566	$26,395	1.3%	95.4%	$624.16
All other small	3,578	$192,816	9.3%	96.6%	$747.36
Small Tier Markets	13,289	$662,388	31.9%	95.6%	$677.24

Total Portfolio
(including JV properties)	38,789	$2,074,363	100.0%	95.3%	$705.46

NUMBER OF APARTMENT UNITS

	2006	2005
	March 31	December 31	September 30	June 30	March 31

100% Owned Properties	38,267	37,705	37,705	36,843	37,275
Properties in Joint Ventures	522	522	522	522	1,286
Total Portfolio	38,789	38,227	38,227	37,365	38,561

SAME STORE Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of the adjustment to straight-line concessions. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of March 31, 2006 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		March 31, 2006			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy (1)	Rate	Turn Rate

Atlanta	2,036	$4,469	$1,721	$2,748	94.5%	91.2%	$721.34	60.9%
Dallas	2,794	$5,275	$2,481	$2,794	94.4%	85.1%	$678.40	53.7%
Houston	1,584	$3,362	$1,645	$1,717	95.8%	83.2%	$766.18	69.1%
Tampa	890	$2,351	$918	$1,433	96.7%	95.5%	$833.99	58.3%
South Florida	480	$1,682	$628	$1,054	99.4%	98.6%	$1,096.56	41.5%
Large Tier Markets	7,784	$17,139	$7,393	$9,746	95.3%	88.8%	$751.07	58.5%

Austin	1,464	$2,957	$1,409	$1,548	95.2%	86.3%	$699.77	57.0%
Greenville	1,492	$2,542	$1,071	$1,471	97.5%	92.4%	$557.53	63.4%
Jacksonville	3,011	$7,301	$2,523	$4,778	96.4%	94.3%	$783.81	68.0%
Memphis	4,034	$7,462	$3,420	$4,042	93.1%	86.4%	$659.79	59.0%
Nashville	1,569	$3,491	$1,415	$2,076	95.3%	90.9%	$730.30	62.1%
Raleigh/Durham	194	$363	$165	$198	96.4%	91.7%	$627.33	47.4%
All other middle	1,830	$3,326	$1,359	$1,967	94.8%	87.1%	$633.42	59.1%
Middle Tier Markets	13,594	$27,442	$11,362	$16,080	95.1%	89.7%	$684.47	61.5%

Augusta/Aiken	912	$1,690	$657	$1,033	95.0%	86.8%	$636.30	70.8%
Chattanooga	943	$1,674	$698	$976	96.3%	93.1%	$582.49	54.1%
Columbia	576	$1,141	$488	$653	94.1%	87.7%	$680.77	67.2%
Columbus	1,293	$2,851	$1,100	$1,751	96.3%	95.4%	$700.65	94.2%
Huntsville	544	$980	$384	$596	93.2%	87.1%	$629.38	58.1%
Jackson, TN	664	$1,232	$534	$698	98.5%	94.2%	$612.85	64.9%
Jackson, MS	1,577	$3,162	$1,093	$2,069	96.4%	95.4%	$640.75	60.2%
Lexington	924	$1,746	$632	$1,114	90.3%	82.4%	$700.39	63.2%
Little Rock	808	$1,565	$546	$1,019	95.3%	92.6%	$644.20	58.2%
Macon/Warner Robins	904	$1,862	$695	$1,167	94.6%	91.6%	$682.90	62.4%
All other small	3,936	$8,847	$3,138	$5,709	96.4%	94.2%	$726.59	62.3%
Small Tier Markets	13,081	$26,750	$9,965	$16,785	95.5%	92.2%	$675.20	65.6%

Operating Same Store	34,459	$71,331	$28,720	$42,611	95.3%	90.4%	$695.99	62.4%

Concession Straight-line Adjustment (2)		$(668)		$(668)
Total Same Store		$70,663		$41,943

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED DECEMBER 31, 2005 (PRIOR QUARTER ) AND MARCH 31, 2005 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Atlanta	4.3%	6.2%	-8.9%	3.2%	14.7%	8.1%	0.0%	0.3%	0.6%	-0.9%
Dallas	4.2%	8.6%	-4.4%	-2.5%	13.3%	20.8%	0.3%	3.5%	0.5%	0.7%
Houston	3.5%	7.7%	-1.4%	9.7%	8.7%	5.9%	0.9%	1.2%	0.2%	2.0%
Tampa	2.7%	12.4%	8.5%	8.5%	-0.7%	15.0%	0.3%	0.2%	1.5%	3.4%
South Florida	2.0%	7.8%	-13.7%	8.3%	14.4%	7.6%	-0.2%	1.5%	1.8%	5.6%
Large Tier Markets	3.7%	8.2%	-4.3%	3.6%	10.7%	12.0%	0.3%	1.7%	0.7%	1.3%

Austin	3.0%	10.4%	-5.1%	5.7%	11.6%	15.1%	-0.4%	2.0%	0.3%	1.8%
Greenville	2.7%	6.9%	-2.4%	2.6%	6.7%	10.2%	0.9%	3.3%	0.8%	3.2%
Jacksonville	0.8%	7.0%	1.9%	5.9%	0.3%	7.6%	0.6%	0.4%	0.6%	2.2%
Memphis	1.3%	1.2%	-0.3%	4.6%	2.8%	-1.6%	1.9%	0.3%	0.5%	2.8%
Nashville	-1.3%	3.3%	4.4%	4.5%	-4.8%	2.4%	0.5%	0.5%	0.4%	2.1%
Raleigh/Durham	0.8%	5.5%	5.1%	6.5%	-2.5%	4.8%	0.0%	1.6%	2.2%	4.2%
All other middle	2.3%	3.5%	-1.5%	1.2%	5.2%	5.2%	1.4%	2.5%	0.8%	2.1%
Middle Tier Markets	1.3%	4.8%	-0.2%	4.4%	2.3%	5.0%	1.0%	1.2%	0.6%	2.4%

Augusta/Aiken	-0.9%	4.1%	-3.4%	2.8%	0.7%	4.9%	1.4%	1.7%	0.7%	4.5%
Chattanooga	0.2%	8.1%	1.6%	-0.3%	-0.8%	15.1%	0.2%	2.9%	0.4%	2.0%
Columbia	2.1%	5.7%	-6.2%	-1.0%	9.2%	11.4%	0.0%	-0.5%	0.5%	3.3%
Columbus	9.3%	12.1%	-7.6%	-0.4%	23.4%	21.6%	4.5%	7.1%	0.5%	1.8%
Huntsville	3.0%	11.4%	-0.8%	-4.0%	5.7%	24.2%	0.0%	3.3%	1.2%	0.4%
Jackson, TN	5.9%	10.4%	-3.8%	3.7%	14.8%	16.1%	0.8%	3.0%	0.8%	3.0%
Jackson, MS	-1.3%	5.1%	2.9%	0.3%	-3.4%	7.8%	0.0%	2.2%	0.5%	2.3%
Lexington	-1.0%	0.1%	-10.9%	2.4%	5.7%	-1.2%	-1.2%	0.0%	-0.6%	1.1%
Little Rock	-1.0%	4.5%	1.7%	3.6%	-2.4%	4.9%	0.5%	1.1%	0.7%	1.6%
Macon/Warner Robbins	0.8%	-0.6%	-6.6%	1.5%	5.7%	-1.8%	0.0%	-2.4%	1.5%	1.5%
All other small	1.3%	7.1%	0.0%	3.9%	2.0%	8.9%	0.2%	1.9%	1.1%	2.4%
Small Tier Markets	1.5%	6.3%	-2.4%	1.8%	4.0%	9.1%	0.6%	2.0%	0.7%	2.2%

Operating Same Store	1.9%	6.1%	-2.0%	3.3%	4.8%	8.2%	0.7%	1.6%	0.7%	2.1%

Including concession straight-line adjustment:
Total Same Store	-0.8%	5.5%			0.1%	7.1%

SAME STORE (Dollars in thousands)

	Three Months Ended March 31,		Percent
	2006	2005	Change
Revenues
Operating	$71,331	$67,208	6.1%
Straight-line adjustment (1)	(668)	(234)
Total Same Store	$70,663	$66,974	5.5%

Expense	$28,720	$27,809	3.3%

NOI
Operating	$42,611	$39,399	8.2%
Straight-line adjustment (1)	(668)	(234)
Total Same Store	$41,943	$39,165	7.1%

1) Represents the aggregate adjustment necessary to record cash concessions on a straight-line basis.

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months Ended	Trailing
	March 31, 2006	4 Quarters

Net income	$5,126	$20,544
Depreciation	18,930	75,931
Interest expense	15,803	60,822
Loss on debt extinguishment	550	955
Amortization of deferred financing costs	485	2,036
Net (gain) loss on insurance and other
settlement proceeds	-	(742)
Gain on sale of non-depreciable assets	-	(334)
Gain on dispositions within unconsolidated entities	-	(3,034)
EBITDA	$40,894	$156,178

	Three Months Ended March 31,
	2006	2005

EBITDA/Debt Service	2.51x	2.55x
Fixed Charge Coverage (1)	2.12x	2.09x
Total Debt as % of Gross Real Estate Assets	58%	58%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

OTHER DATA

	Three Months Ended March 31,
	2006	2005
PER SHARE DATA
Dividend declared per common share	$0.595	$0.585

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common Dividend - quarterly	$0.5950	4/29/2006	4/20/2006
Preferred Series F - monthly	$0.1927	5/15/2006	5/1/2006
Preferred Series H - quarterly	$0.51875	3/23/2006	3/13/2006

DEBT AS OF MARCH 31, 2006
Dollars in thousands
		Average Years
	Principal	to Contract	Average
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$871,440	5.0	5.5%
Tax-free - Fixed Rate or Swapped (1)	73,780	5.9	4.3%
Preferred Series G - Called May 26, 2006	10,000	0.2	8.6%
Conventional - Variable Rate	172,945	5.9	5.2%
Tax-free - Variable Rate	10,855	14.2	4.0%
Conventional - Variable Rate - Capped (2)	17,936	3.6	5.4%
Tax-free - Variable Rate - Capped (2)	24,090	3.7	3.9%
Total Debt Outstanding	$1,181,046	5.4	5.4%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

	Balance	Rate

2006	$ 59,499	7.2%
2007	92,800	5.9%
2008	188,675	6.1%
2009	100,230	6.5%
2010	98,365	5.0%
2011	133,000	5.3%
2012	125,000	5.2%
2013	100,000	5.2%
Thereafter	57,651	6.4%
Total	$ 955,220	5.8%